SUPPLEMENT DATED NOVEMBER 5, 2009
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2009

This supplement revises the Pacific Select Fund (Fund) prospectus dated May 1, 2009, as supplemented (together the Prospectus). The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the Fund Prospectus. Remember to review the Prospectus for other important information.

ABOUT THE MANAGERS

Equity Portfolio — David I. Fisher will be leaving his position as portfolio manager of this strategy and will transition his responsibilities to the other portfolio managers. The transition is expected to be completed before the end of year, at which time all biographical information for Mr. Fisher, on page 63 of the Prospectus, will be deleted in its entirety.

Technology Portfolio — The following information is added to the manager description on page 65 of the Prospectus, regarding Columbia Management Advisors, LLC:

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Management Advisors, LLC, entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction includes a sale of the part of the asset management business that sub-advises the Fund’s Technology Portfolio, and is subject to certain approvals and other conditions to closing. The transaction is currently expected to close in the spring of 2010, and upon closing, will cause the Fund’s sub-advisory agreement with Columbia Management Advisors, LLC to terminate. In light of this, the Fund’s board of trustees will be asked to consider and approve a new sub-advisory agreement with an affiliate of the purchaser, which will be presented to the Fund’s Board at an upcoming board meeting.

Floating Rate Loan Portfolio — The manager description and biographical information, beginning on page 65 of the Prospectus and in the Fund’s prospectus supplement dated June 30, 2009 regarding a proposed reorganization that was not implemented, for Highland Capital Management, L.P., are deleted in their entirety and replaced with the following:

Highland Capital Management, L.P.

13455 Noel Road, Suite 900, Dallas, Texas 75240
Highland Capital Management, L.P. (Highland) is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Highland manages leveraged loans, high yield bonds, structured products, equities, and other assets for banks, insurance companies, pension plans, foundations, individuals, investment companies and other pooled investment vehicles. As of September 30, 2009, Highland’s total assets under management were approximately $24.7 billion.

FLOATING RATE LOAN PORTFOLIO
Mark Okada, CFA (Since inception/2007)	Co-founder of Highland and chief investment officer since inception in 1993. Mr. Okada is responsible for overseeing Highland’s investment activities for its various strategies. He has over 20 years of experience in the credit markets. Mr. Okada has a BA from the University of California at Los Angeles. Mr. Okada served as the portfolio manager since its inception, had overseen the portfolio’s management during the interim period and has now rejoined as portfolio manager.

R. Joseph Dougherty, CFA, CPA (Since inception/2007)	Team leader of Highland since 2002. Mr. Dougherty also serves as trustee of Highland’s NYSE-listed fund and its other 1940 Act registered funds. He has over 11 years of investment experience and has been a portfolio manager for over 7 years. Mr. Dougherty has a BS from Villanova University and an MBA from Southern Methodist University.

International Large-Cap — The biographical information on page 67 of the Prospectus, regarding David R. Mannheim, is deleted and replaced with the following:

Daniel Ling, CFA (Since 2009)	Investment officer and portfolio manager of MFS since 2009. From 2006-2009, Mr. Ling was a global equity research analyst of MFS. From 2001-2006, he worked as an investment manager for Lion Capital Management in Singapore. He has over 10 years of investment experience. Mr. Ling, who is based in Singapore, holds a BA from Nanyang Technological University.

Comstock Portfolio — The following information is added to the manager description on page 70 of the Prospectus, regarding Van Kampen:

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. The transaction includes a sale of the part of the asset management business that sub-advises certain portfolios managed by Van Kampen, and is subject to certain approvals and other conditions prior to closing. The transaction is currently expected to close in mid-2010, and upon closing, may cause the Fund’s sub-advisory agreement with Morgan Stanley Investment Management Inc., with respect to the Comstock Portfolio, to terminate. In light of this, the Fund’s board of trustees may be asked to consider and approve a new sub-advisory agreement with an affiliate of the purchaser, which would be presented to the Fund’s Board at an upcoming board meeting.

ABOUT THE PORTFOLIOS

Money Market Portfolio — The following information is added to the risk section, on page 17 of the Prospectus:

In periods of low prevailing interest rates, interest earned by the portfolio may not be sufficient to offset the portfolio’s expenses. This would result in negative yields and decreasing NAVs.

Short Duration Bond Portfolio — The Main investments information that was presented for the Short Duration Bond Portfolio in the Fund’s prospectus supplement dated June 30, 2009 is deleted in its entirety and replaced with the following:

The third sentence in the second paragraph of the Main investments section for the Short Duration Bond Portfolio, on page 18 of the Prospectus, regarding foreign securities, is deleted. Accordingly, the foreign investments and currency risk bullet is deleted, since it is no longer a principal risk.

Form No.	15-30398-00
     PSFSUP1109
     85-30399-00

SUPPLEMENT DATED NOVEMBER 5, 2009 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

This supplement revises the Pacific Select Fund (“Fund”) Statement of Additional Information dated May 1, 2009, as supplemented (together the “SAI”). The changes within this supplement are currently in effect. This supplement must be preceded or accompanied by the Fund SAI. Remember to review the SAI for other important information.

ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS section —

The information in the Fund’s SAI supplement dated June 30, 2009, with respect to the Short Duration Bond Portfolio subsection on page 4 of the SAI, is deleted in its entirety and replaced with the following:

The Portfolio may also invest in foreign securities, including, but not limited to, foreign securities guaranteed by a foreign government.

INFORMATION ABOUT THE PORTFOLIO MANAGERS section —

The information in the Portfolio Management Firms subsection regarding Highland Capital Management, L.P. (“Highland”), the manager of the Floating Rate Loan Portfolio, on page 67 of the SAI and in the Fund’s SAI supplement dated June 30, 2009 regarding a proposed reorganization that was not implemented, is deleted in its entirety and replaced with the following:

Highland is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Highland manages leveraged loans, high yield bonds, structured products, equities, and other assets for banks, insurance companies, pension plans, foundations, individuals, investment companies and other pooled investment vehicles.

In the Other Accounts Managed subsection beginning on page 87 of the SAI, the information in the Asset Based Fees and the Performance Based Fees tables regarding Brad Borud, with respect to the Floating Rate Loan Portfolio, and David R. Mannheim, with respect to the International Large-Cap Portfolio, is deleted. The following tables provide information for the new portfolio managers:

	ASSET BASED FEES AS OF 9/30/09
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Floating Rate Loan

Mark Okada	1	$41,490,000	27	$16,504,000,000	None	N/A

International Large-Cap

Daniel Ling	10	$5,490,198,893	1	$152,858,010	24	$5,109,198,167

	PERFORMANCE BASED FEES AS OF 9/30/09
	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	in the Accounts	Accounts	in the Accounts	Accounts	in the Accounts

Floating Rate Loan

Mark Okada	None	N/A	24	$15,895,000,000	None	N/A

International Large-Cap

Daniel Ling	None	N/A	None	N/A	1	$363,914,006

Form No.	15-30400-00 PSFSAI1109 85-30401-00